Exhibit 10.25

A SANTA CLARA ( Etats Unis d'Amérique) L'an deux mil trois,

Et le

A ANTIBES (Alpes-Maritimes-France), L'an deux mil trois,

Et le

LES SOUSSIGNÉS :

  La société CENTILE Inc,

société de droit américain dont le siège social est situé 1209 Orange Street, WILMINGTON, Delaware 19801 (Etats- Unis), représentée par Monsieur Huw REES demeurant 5160 Apennines Circle, SAN JOSÉ 95138 (Etats-Unis),.spécialement habilité à l'effet des présentes par une délibération du conseil d'administration en date du 5 mars 2003.
  Monsieur Bryan R. MARTIN, demeurant 1543 Hack Avenue CAMPBELL CA 95008 (Etats-Unis),
  Monsieur Huw REES, demeurant 5160 Apennines Circle, SAN JOSÉ 95138 (Etats-Unis),

Ci-après dénommés par l'expression "LE CÉDANT",

D'UNE PART,
  La société Sunleigh Investment LDT,

société de droit anglais, dont le siége social est situé 14 Belgravia House, Halkin Place, London (Angleterre) SW1 X 8JF, représentée par Monsieur William STROM, déclarant avoir tout pouvoir à l'effet des présentes, et se réservant en outre la faculté de substituer dans le bénéfice de la présente convention toute autre personne physique ou morale de son choix dont il se portera garant et répondant solidaire de l'exécution de la présente convention vis-à-vis du cédant qui accepte.

Ci-après dénommé par l'expression "LE CESSIONNAIRE",

D'AUTRE PART,

Ont exposé et sont convenus de ce qui suit :

EXPOSÉ

I - DÉCLARATIONS DU CÉDANT

A - DESCRIPTION DE LA SOCIETE

La société CENTILE EUROPE ci-après dénommée LA SOCIÉTÉ, est une société anonyme au capital de 114.000 €, divisé en 747.167 actions, sise à 06560 VALBONNE - SOPHIA ANTIPOLIS - 120, route des Macarons

Aux termes d'une délibération en date du 17 septembre 2002, la société initialement constituée sous la dénomination de " ODISEI " a adopté celle de " CENTILE EUROPE ". L'article 2 des statuts a été modifié en conséquence.

Elle a pour objet tant en France qu'à l'étranger directement ou indirectement :

  L'étude, le conseil, le développement, la production, l'achat, l'importation, la vente, la revente, la distribution de tout système informatique, tant en ce qui concerne les matériels que les logiciels standards ou réalisés sur cahiers de charges, et notamment le développement, la production et la commercialisation de logiciels de communications informatisées internes " intranet " et externes " internet ".
  La réalisation de prestations de services liées aux logiciels de communications informatisées internes " intranet " et externes " internet ".
  La création, l'acquisition, l'exploitation ou le transfert de tous procédés, brevets et plus généralement de tous les droits de propriété intellectuelle et industrielle concernant les activités cidessus mentionnées.
  L'acquisition et la gestion de tous titres de participation et de toutes valeurs mobilières.
  La création, l'acquisition, la location, la prise en location- gérance de tous fonds de commerce, la prise à bail, l'installation, l'exploitation de tous établissements, fonds de commerce, usines et ateliers.

Toutes opérations de quelque nature qu'elles soient commerciales, industrielles, financières pouvant se rattacher directement ou indirectement, à cet objet social ou à tous objets similaires, connexes ou complémentaires.

Elle est immatriculée au registre du commerce et des sociétés de GRASSE sous le numéro B 417 808 540.

Elle a été constituée pour une durée de 99 années à compter du 25 février 1998. Sa durée expire le 25 février 2097.

La présidence de la société est actuellement assurée par Monsieur Arnaud CAUCHY dont la nomination a été régulièrement effectuée et publiée.

B - DESCRIPTION DES IMMOBILISATIONS DE LA SOCIETE

La société est propriétaire d'un fonds de bureau d'étude, étude, conseil, développement, production, achat, importation, vente, revente, distribution de tout système informatique et notamment logiciels de communication informatisés internes et externes, réalisations, prestations de services liées aux logiciels de communications sis et exploité à 06560 VALBONNE - SOPHIA ANTIPOLIS - 120, route des Macarons.

Ce fonds comporte les éléments suivants :

  la clientèle, l'achalandage, le nom commercial et l'enseigne ;
  le droit au bail des locaux où ledit fonds est exploité ;
  le matériel et le mobilier commercial selon inventaire annexé aux présentes ;

l'abonnement téléphonique et le numéro d'appel ;04 97 23 12 60

Aucun des éléments de matériel, de mobilier, aucune marchandise ou matière consommable n'est prêté ou loué à la société ou déposé par un tiers dans le fonds ci-dessus, à l'exception des biens et équipements visés au paragraphe " D " ci-après ..

C - ORIGINE DE PROPRIETE DES IMMOBILISATIONS

La société est propriétaire de son fonds pour l'avoir créé le 10 février 1998.

D - ENONCIATION DES DROITS DE PRIVILEGE

Le fonds de commerce de la société n'est grevé d'aucune inscription de privilège de quelque nature que ce soit, sauf les suivantes :

  une inscription de crédit bail mobilier prise le 14 septembre 1998, numéro 545, au profit de GE CAPITAL EQUIPEMENT FINANCE sise 92736 NANTERRE CEDEX - 52, avenue des Champs Pierreux pour du matériel informatique comprenant 6 configurations INTEL, 6 moniteurs marque INTEL PENTIUM II année 1998, mobilier marque IKEA, une inscription de contrat de location prise le 7 août 2002 n°539 au profit de LOCAM SA sise 42000 SAINT ETIENNE - 2, boulevard des Etats-Unis pour une fontaine, une inscription de contrat de location prise le 4 septembre 2000 n°435 au profit de KBC LEASE FRANCE sise 69006 LYON 06 - 55, avenue Foch, pour 2 expresso FONTEX SAECO GRAIN et quatre fontaines,

Ces deux dernières inscriptions ont été prises pour une créance de 19.930 €.

Aucun des éléments de ce fonds ne fait l'objet d'une saisie ou d'un empêchement quelconque à sa cession.

E - ENONCIATION DES BAUX ET DROITS D'OCCUPATION

Les locaux dans lesquels la société exerce ses activités lui ont été loués aux termes d'un bail précaire en date à Valbonne du 3 juin 2002 par la société MEDIATHEL S.A. sise à SOPHIA ANTIPOLIS (Alpes- Maritimes) - route des Crêtes, pour une durée minimale d'un an et maximale de 23 mois à compter du 1er juillet 2002 pour se terminer au plus tôt le 30 juin 2003 et au plus tard le 31 mai 2004.

Le loyer actuel est de 5.350 € par mois. Il s'applique depuis le 1er juillet 2002. Elle a versé entre les mains de son bailleur un dépôt de garantie de 16.000 €.

La destination contractuelle des lieux loués entre dans le cadre de l'objet social de la société CENTILE EUROPE c'est-à-dire des activités de bureau et de réception de la clientèle.

Une lettre recommandée avec avis de réception de résiliation du bail précaire a été adressée par la société CENTILE EUROPE à la société MEDIATHEL S.A., propriétaire des locaux, le 15 avril 2003 et la société CENTILE EUROPE doit quitter les lieux le 16 juillet 2003.

La société ne doit ni loyer, ni taxes, charges ou arriérés quelconques.

Aucune demande en exécution de travaux ne lui a été faite; elle n'a pas sous-loué en tout ou en partie les locaux loués.

La société s'est toujours conformée aux conditions de bail; il n'existe aucun différend entre elle et son bailleur et elle n'a reçu aucune sommation de payer ou d'exécuter.

Au sujet dudit bail, le cédant déclare :

  Qu'aucune sous-location ou aucun droit d'occupation n'ont été consentis ;
  Qu'aucune sommation d'exécuter l'une quelconque des charges et conditions du bail ni qu'aucun congé n'ont été délivrés par le bailleur avec qui il n'existe aucun différend de caractère locatif ;

  Qu'aucune contravention aux clauses du bail n'a été commise, tant par le cédant que par ses prédécesseurs, susceptible de permettre au bailleur l'exercice d'un quelconque recours contre la société.

La société est actuellement à la recherche de nouveaux locaux pour l'installation de son siège social et de ses activités.

Le cessionnaire déclare qu'il fera son affaire personnelle de la recherche de ces nouveaux locaux et de la conclusion de toute convention qui permettra à la société d'avoir la jouissance de tels locaux dès le 16 juillet 2003, et ce sans aucune obligation de garantie à ce propos de la part du cédant.

La société Centile Europe s'est vue également consentir un bail commercial par la Cancava au terme d'un acte sous seing privé en date du 17 décembre 1999 pour des locaux situés aux 120 route des Macarons, Valbonne 06560 et pour une durée de neuf (9) années ayant commencé à courir le 1er octobre 1999, et devant s'achever le 30 septembre 2008.

Le cédant déclare que ce droit au bail doit être cédé au profit d'une société du groupe américain " 8x8 ", moyennant le remboursement, par cette société du dépôt de garantie versé à la Cancava d'un montant de 8 092,01 €-. Cette cession ne pourra intervenir que sous réserve de l'accord de la Cancava. Le cessionnaire déclare en prendre acte et accepte que dans l'hypothèse ou la Cancava refuserait d'autoriser cette cession, la société Centile Europe poursuivrait l'exécution de ce bail jusqu'à la fin de la période triennal en court, soit le 30 septembre 2005. Une copie de ce bail demeura annexée au présent acte.

F - DESCRIPTION DE LA COMPTABILITE ET DE L'EXPLOITATION

1 - Inventaire de la comptabilité

La comptabilité de la société est tenue sur les livres dont le code de commerce prescrit la tenue. Cette comptabilité est révisé par un commissaire aux comptes, le Cabinet PriceWaterhouseCoopers.

Ces livres feront, en suite des présentes, l'objet de la part du cédant et du cessionnaire, d'un inventaire et d'un visa.

2 - Chiffres d'affaires et bénéfices réalisés depuis trois ans

Années	Chiffres d'affaires	Bénéfices
2001	3.221.883 €	990.873 €
2002	2.565.997 €	67.593 €
2003	1.478.753 €	145.992 €

Observations faites :

  que les chiffres d'affaires sont donnés pour leur montant hors taxes.
  que les indications ci-dessus énoncées concernent la période du 1er avril au 31 mars.

3 - Engagements hors bilan

La société n'a donné aucun engagement à ce titre et elle n'en a reçu aucun.

Elle n'est ni caution ni avaliste de quiconque et n'a conclu aucune convention de crédit-bail en cours de validité, ni de contrats spécifiques d'entretien ou autres à l'exception de ceux énoncés au paragraphe " D " ci-dessus.

4 - Déclarations diverses

a) La société ni aucun de ses membres n'est en état de faillite personnelle, liquidation ou redressement judiciaire ou de cessation de paiements.

b) Il n'existe aucune interdiction administrative ou autres à l'exploitation du fonds de commerce social.

c) L'exploitation de la société s'effectue normalement en conformité des lois et règlements ; le fonds de commerce n'a fait l'objet d'aucune mesure de suspension ou de fermeture administrative.

Aucune infraction de police, voirie, hygiène, réglementation économique, droit du travail ou autre, n'a été relevée contre la société.

Les locaux et installations actuels sont conformes aux normes et aux règles d'hygiènes et de sécurité et la société a fait vérifier aux dates prévues par les services compétents lesdites installations. La société est donc à jour de toutes les visites réglementaires et n'a reçu à l'occasion desdites visites aucune injonction d'avoir à réaliser des travaux à laquelle elle n'aurait pas déféré.

d) La société n'est grevée d'aucun autre passif que celui résultant de son exploitation normale.

Notamment, il n'existait, au jour où a été établi le bilan joint aux présentes après certification du cédant, aucun autre passif social que celui figurant audit bilan.

Il n'existe aucune vérification fiscale ou sociale prévue ou en cours.

e) La société n'est partie ni en demande ni en défense dans un procès avec quiconque.

5 - Conventions conclues par la société

a) La société a souscrit un ensemble d'abonnements auprès des opérateurs de téléphonie et de radiotéléphonie suivants :

b) Elle a souscrit une assurance contre les risques habituels auprès de la compagnie d'assurance :

c) Elle emploie le personnel suivant :

Nom	Fonction	Ancienneté
BENSOUSSAN	Ingénieur	14.08.2000
BONNEVAL	Ingénieur	12.11.2001
BRUNO	Ingénieur	17.07.2000
CAUCHY	P.D.G.	13.11.2000
DALMASSO	Ingénieur	11.01.1999
DE MORAES	Assistante export	03.06.2002
DILLE	Ingénieur	09.07.1999
GIRONI	Ingénieur	06.07.1998
PICHON	Resp. Adm. financier	03.06.2002
POURCELOT	Resp. service clientèle	01.03.2001
RENOU	Ingénieur	16.08.1999
SINGERY	Ingénieur	05.10.1999
VENTADOUX	Ingénieur	10.04.2000
WEBERT	Resp. production	14.11.2001

Observation étant ici faite que la société a entreprise une procédure de licenciement pour l'ensemble du personnel énuméré ci-dessus à l'exception de Monsieur CAUCHY, président du conseil d'administration et de Madame DALMASSO et de Messieurs GIRONI et BRUNO.

Ces trois derniers salariés quitteront la société le 30 juin 2003 pour être embauchés par un société du groupe américain " 8x8 ".

Le cédant acquittera l'ensemble des frais et coûts de toute nature inhérents à ce transfert de salariés (congés payés notamment).

Le cessionnaire fera son affaire personnelle, sans recours contre le cédant, des négociations avec les personnes licenciées nommées ci-dessus, du maintient ou de l'annulation de la procédure de licenciement.

d) La société déclare n'avoir conclu avec aucun client ou fournisseur de convention d'exclusivité de fournitures actuellement en cours de validité.

e) Le cédant s'engage à remettre au cessionnaire la correspondance avec ses clients européens, les fichiers de clientèle et fournisseurs, s'ils existent et d'une manière générale à le confirmer auprès de ses relations commerciales et professionnelles européennes comme son successeur.

G - DECLARATIONS SUR LA LIBRE CESSIBILITE DES TITRES

Le cédant déclare que les droits sociaux qui sont l'objet des présentes sont libres de tout nantissement ou saisie-arrêt et, d'une manière générale, de tout empêchement à leur cession.

Il déclare également qu'aucun des associés de la société n'est sous tutelle ou sous curatelle ou frappé d'une mesure d'indisponibilité, en instance de divorce ou de séparation de corps et que rien dans leur situation matrimoniale ou leur capacité juridique ne leur interdit de procéder à la présente cession de droits sociaux.

II - DÉCLARATIONS DU CESSIONNAIRE

Le cessionnaire prend et accepte les déclarations du cédant.

Il déclare :

  Prendre les droits sociaux de la société dans leur état au jour du transfert de jouissance convenu comme constituant chacun un tantième de l'ensemble décrit ci-dessus, ensemble qu'il déclare bien connaître pour avoir eu le loisir d'en étudier chacun des éléments.
  Avoir pu étudier la comptabilité de la société, les statuts de celle-ci et, s'il y a lieu, les diverses modifications qui ont pu les affecter.
  Etre maître de ses droits, n'être l'objet d'aucune mesure, décision et d'une manière générale d'aucun fait susceptible de lui interdire l'exercice du commerce et la direction des sociétés commerciales.

Avoir la qualité de résident de.........au sens de la réglementation des changes. Ceci exposé,

III - ÉTABLISSEMENT DES MODALITÉS FINANCIÈRES
DE LA CESSION

A - DATE DU TRANSFERT DE PROPRIETE ET DE JOUISSANCE

Les parties fixent au 1er juillet 2003 la date du transfert de propriété des droits sociaux cédés, ainsi que la date du transfert de jouissance.

A compter de cette date, le cessionnaire aura seul vocation aux dividendes qui pourraient être mis en paiement, même au titre de bénéfices correspondant à une période d'exploitation antérieure à cette date de transfert de propriété et de jouissance.

B - MODALITES DE DETERMINATION DU PRIX DES DROITS SOCIAUX CEDES

Les parties ont arrêté forfaitairement à la somme de UN MILLION CENT MILLE EUROS (1.100.000 €) la valeur nette des 747.160 actions détenues par le cédant.

Le prix a été déterminé à l'issue d'un audit juridique, comptable, financier et d'une manière générale des conditions de fonctionnement de la société diligenté à l'initiative du cessionnaire et, en outre, au vu de la situation comptable arrêtée au 31 mars 2003.

Ce prix sera maintenu pour autant que la situation comptable qui sera arrêtée au 30 juin 2003 fasse ressortir des capitaux propres d'un montant au moins égal à 1.697.121 €.

Aucune majoration du prix ci-dessus arrêté ne pourra être exigée du cédant si les capitaux propres de la société à cette date sont supérieurs à 1.697.121 €.

Cependant si les capitaux propres à cette même date étaient d'un montant inférieur et à condition que cette variation à la baisse soit supérieure à 50.000.€, le prix sera diminué à due concurrence.

Il est rappelé que la société détient une créance " client " sur la société CENTILE Inc. et que cette créance sera, pour son montant au jour du transfert de propriété et de jouissance convenu ci-avant (1er juillet 2003), compensée à due concurrence avec la créance que détiendra à cette même date la société américaine " 8x8 " sur la société CENTILE EUROPE.

Si après cette opération de compensation, il subsistait un reliquat de la créance détenue sur CENTILE Inc, cette créance ne serait pas exigée et son abandon en serait consenti. Si, à l'inverse, il subsistait un solde positif de la créance de " 8x8 ", cette dernière en consentira l'abandon.

Le cédant se porte fort de la ratification de la présente clause par la société " 8x8 "

Il est bien entendu que le cessionnaire reprendra la société avec l'intégralité de ses dettes courantes d'exploitation telles qu'elles ressortiront de la situation comptable qui sera arrêtée à la date du 30 juin 2003.

C - MODALITES DE PAIEMENT DU PRIX

Le prix ci-dessus convenu de part et d'autre est stipulé payable de la manière suivante :

  un dixième, soit CENT DIX MILLE EUROS (110.000 €) à la signature du présent acte. Cette somme de CENT DIX MILLE EUROS (110.000 €) a été payée à l'instant même par le cessionnaire au cédant qui le reconnaît et en consent quittance d'autant, par chèque tiré sur la banque...........
  Vingt pour cent (20%) 45 jours après la signature des présentes
  Trente cinq pour cent (35%) quatre mois après la signature des présentes.
  Trente cinq pour cent (35%) au plus tard le 31 décembre 2003

A la garantie du paiement de la fraction de prix stipulée payable à terme, le cessionnaire s'oblige à fournir la garantie à première demande d'une banque française et ce au plus tard le 1er juillet 2003.

A défaut, le transfert de propriété et de jouissance des 747.160 actions matérialisé par la remise des ordres de mouvements d'actions au cessionnaire et l'inscription de celui-ci sur le registre des mouvements d'actions tenu par la société sera reporté à la date de production de cette garantie

CONSTITUTION DE SEQUESTRE

Dans l'attente de la production de la situation comptable au 30 juin 2003, les parties conviennent qu'une somme de CINQUANTE MILLE EUROS (50.000 €)

demeurera séquestrée par la COMPAGNIE FIDUCIAIRE ANTIBOISE, 11 Place de Gaulle, rédacteur des présentes, à la CAISSE DES RÈGLEMENTS DES AVOCATS AU BARREAU DE GRASSE, par abréviation C.A.R.S.A.G.

La COMPAGNIE FIDUCIAIRE ANTIBOISE aura pour mission, dès présentation du bilan définitif, d'arrêter les comptes entre les parties et, au vu dudit bilan permettant de vérifier le montant des capitaux propres de la société, de remettre ladite somme au cédant, déduction faite s'il y a lieu de la variation à la baisse des capitaux propres selon ce qui est défini au paragraphe "B " ci-dessus.

D - GARANTIES PAR LE CEDANT

Le cédant s'engage à garantir et garantit dès à présent, la sincérité du bilan établi à la date du transfert de jouissance.

En conséquence, il s'engage à supporter personnellement toute différence qui apparaîtra entre la situation réelle de la société et la situation qui résulterait du bilan et, en sens inverse, il profitera de toute différence en sa faveur.

De plus, en ce qui concerne la position de la société au regard de sa situation fiscale, le cédant déclare que les résultats fiscaux ont été établis selon la législation en vigueur, que toutes les déclarations à ce titre ont été régulièrement effectuées et qu'elles sont sincères.

Il déclare qu'il en est de même en ce qui concerne les cotisations de sécurité sociale, allocations familiales et autres.

Il déclare que la société est à jour du paiement de ses impôts et du paiement de ses cotisations de sécurité sociale et autres et que, d'une manière générale, la société a satisfait à toutes ses obligations en matière de réglementation fiscale, sociale, de droit du travail ou autre.

En conséquence, le cédant garantit personnellement l'acquéreur et la société contre le résultat de toutes réclamations relatives aux obligations ci-dessus et s'engage a faire son affaire personnelle du règlement de tous impôts, droits, taxes, contributions, de toute nature, ainsi que toutes pénalités, amendes, intérêts ou indemnités de retard.

Il s'engage, de même, à garantir l'acquéreur et la société contre le résultat de toutes réclamations, généralement quelconques, de tous tiers dont la cause serait antérieure au jour fixé ci-dessus pour le transfert de propriété et de jouissance.

Toutefois, l'engagement de garantie qui précède ne pourra être exécuté par le cédant que dans la mesure et sous la condition que l'acquéreur lui fasse part immédiatement des réclamations dont il s'agit et lui communique tous documents comptables ou autres propres à assurer sa défense.

A cet effet, l'acquéreur s'engage à informer le cédant et à lui transmettre tous documents utiles dans un délai maximum de huit jours de la date de réception de la réclamation.

Les frais de toutes procédures entreprises ou soutenues comme résultant des présentes stipulations, seront supportés par le cédant.

Le présent engagement de garantie expirera sans formalité le 31 décembre 2006.

Le cessionnaire dispense expressément le cédant de fournir quelque garantie réelle que ce soit pour assurer l'exécution du présent engagement.

Le cessionnaire reconnaît avoir été informé que la société CENTILE EUROPE est titulaire d'une créance au titre du crédit d'impôt recherche fixée à la somme de 1.400.751 € et qu'elle doit en demander prochainement le remboursement à l'administration fiscale française.

Il est expressément convenu entre les soussignés que si l'administration fiscale refusait le remboursement d'une quelconque quote-part de ce crédit impôt recherche, ceci ne serait en aucune manière susceptible d'entraîner une diminution du prix ci-dessus offert, le cessionnaire déclarant faire son affaire personnelle à ses frais et sans recours contre le cédant de toute procédure contentieuse contre l'administration fiscale, devant tous degrés de juridiction.

Le remboursement par l'Administration fiscale de tout ou partie de ce crédit d'impôt sera sans incidence sur le prix exprimé ci-dessus.

IV - ÉTABLISSEMENT DES MODALITÉS DIVERSES DE LA CESSION

A - CLAUSE DE NON CONCURRENCE

Le cédant s'engage à ne pas exploiter directement ou indirectement ni à s'intéresser à une entreprise de même nature que celle qui est la propriété de la société, pendant une durée de dix-huit mois à compter de ce jour et sur l'ensemble du territoire de L'Union Européenne.

B - CLAUSE COMPROMISSOIRE

Tous les litiges auxquels la présente convention pourra donner lieu pour son interprétation, son exécution ou sa réalisation, seront, de convention expresse, déférés à la juridiction exclusive d'un ou de plusieurs arbitres, personnes physiques.

Si les parties ne peuvent s'entendre sur le choix d'un seul arbitre, il sera constitué un tribunal arbitral composé de trois arbitres.

Chacune des parties désignera son arbitre et les arbitres ainsi nommés en désigneront un troisième.

A défaut de l'une de ces désignations, le président du tribunal de commerce du lieu du siège de la société désignera le ou les arbitres manquants.

Le président du tribunal de commerce, saisi comme en matière de référé, par la partie ou l'arbitre le plus diligent, statuera par ordonnance non susceptible de recours.

Les arbitres règleront la procédure arbitrale sans être tenus de suivre les règles établies par les tribunaux ; ils statueront comme amiables compositeurs.

Toutefois, les parties se réservent expressément la voie de l'appel, quel que soit l'objet du litige ou la décision rendue.

C - CONVENTION PARTICULIERE

CENTILE Inc s'oblige à céder à CENTILE EUROPE le droit de développer et d'exploiter sans exclusivité ni limitation et avec faculté de transfert de ce droit, le logiciel " IntraSwitch ", dans son état de développement au jour du transfert de propriété des titres objet des présentes tel que décrite en annexe.

CENTILE Inc s'oblige à céder à CENTILE EUROPE, ce qui est accepté par le cessionnaire, la propriété du nom de domaine Internet " www.centile.com ", et s'interdit d'en faire tout usage, directement ou indirectement, à quelque titre que se soit, sans l'accord expresse et écrit de la société CENTILE EUROPE.

En outre, CENTILE Inc transférera gratuitement à CENTILE EUROPE le bénéfice des contrats commerciaux dont la liste figure en annexe.

D - NOTIFICATION - DOMICILE

Toutes notifications, sommations et commandements à effectuer en vertu des présentes, le seront valablement par lettre recommandée avec avis de réception adressés, savoir :

  pour le cédant, au siège de la société " CENTILE.INC "en son siège social sus-indiqué, pour le cessionnaire, en son siège social sus- indiqué.

E - FRAIS DROITS HONORAIRES

Tous les frais, droits et honoraires de la présente cession seront supportés par le cessionnaire qui s'y oblige.

F - ANNEXES

Sont annexés aux présentes après visa des parties :

  la liste des contrats commerciaux
  description de la technologie " IntraSwitch "
  la situation comptable au 31 mars 2003,
  l'inventaire du matériel,

Dont acte dressé en double exemplaire, comportant :

  pages :
  mot nul :
  chiffre nul :
  ligne nulle :
  barre en autant de ligne en blanc :
  renvoi approuvé :

Les jour, mois et an que dessus.

ANNEXES

LISTE DES CONTRATS COMMERCIAUX

A- CLIENT

SONG NETWORKS AB

Hangövägen 25, SE-115 74 Stockholm, Sweden
Signataire Christer Anderson
Titre du contrat " Purchase Agreement "
Date de signature 1er mai 2001
Date d'expiration 31 décembre 2002

SONG NETWORKS SVENSKA AB

Hangövägen 25, SE-115 74 Stockholm, Sweden
Signataire Christer Anderson
Titre du contrat " Purchase Agreement Endorsement "
Date de signature 15 février 2003
Date d'expiration 31 décembre 2003

ELISA SOLUTIONS (former DATATIE)

Malmin Kauppatie 8A - 00700 Helsinki, Finland
Signataire Pekka Karppinen
Titre du contrat " Master Procurement Agreement "
Date de signature 22 novembre 2001
Date d'expiration 22 novembre 2004

ELISA SOLUTIONS (former DATATIE)

Malmin Kauppatie 8A - 00700 Helsinki, Finland
Signataire Pekka Karppinen
Titre du contrat " Strategic Referral Partnership Agreement "
Date de signature 17 décembre 2002
Date d'expiration 17 décembre 2004

B- REVENDEUR

A SCOM FINTEL OY

Ralssitie 7A, 01510 Vantaa, Finland
Signataire Jukka Rintala
Titre du contrat " Reseller Agreement "
Date de signature 16 décembre 2002
Date d'expiration 16 décembre 2003

ARTHUS TECHNOLOGIES

3 bis Cours des Bastions, 1205 Geneva, Switzerland
Signataire Dominique Varloud
Titre du contrat " Reseller Agreement "
Date de signature 10 décembre 2002
Date d'expiration 10 décembre 2003

ENEC SPECIAL NETWORKING SERVICES APPLICATIONS LTD

25 Paianias Str,, 15771, Athens, Greece
Signataire Ioannis Zevgolatakos
Titre du contrat " Reseller Agreement "
Date de signature 31 janvier 2003
Date d'expiration 31 janvier 2004

C- PARTENAIRE

SWISSVOICE

ZI La Bergerie, 74 131 Bonneville - France
Signataire Bernard Cribier,
Titre du contrat " Occasional Intermediary Agreement "
Date de signature 28 mars 2002
Date d'expiration 31 décembre 2002

ADTECH

Rue Nicols Fossoul, 52 - 4100 Boncelles
Signataire Jean-Pierre Bianchi
Titre du contrat " Occasional Intermediary Agreement "
Date de signature 30 juillet 2002
Date d'expiration 31 décembre 2003

DESCRIPTION DE LA TECHNOLOHIE " INTRASWITCH "

L'ensemble des fichiers informatiques associés aux composants logiciels listés ci-dessous, quelque soit leur nature. Ce logiciel, ayant comme dénomination commerciale " Hosted IP-PBX Server ", est composé, de manière non-exhaustive, des applications informatiques suivantes :

SERVER MANAGER

Logiciel informatique conçu en langages Java ayant comme fonction le contrôle du fonctionnement des applications dénommées iPbx Manager.

IPBX MANAGER

Logiciel informatique conçu en langages Java en vue de fournir les fonctions d'un système téléphonique d'entreprise.

MEDIA SERVER

Logiciel informatique ayant comme fonction le contrôle de l'acheminement de la voix lors d'une conversation téléphonique. Deux (2) versions sont disponibles :

  La version dénommée RTPMS conçu en langage C.
  La version dénommée VRX: conçu en langage Java.

SWITCHBOARD

Logiciel informatique conçu en langages Java en vue de fournir le service de standard téléphonique.

COMMUNICATION CENTER

Logiciel informatique conçu en langage Java et HTML ayant comme fonction le contrôle, par l'utilisateur, de son poste téléphonique.

SOFTPHONE

Logiciel informatique conçu en langage Java en vue de simuler les fonctions d'un poste téléphonique à partir d'un ordinateur.

SIGNALING GATEWAY

Logiciel informatique ayant comme fonction la gestion des informations de contrôle associée à l'établissement d'une communication téléphonique ou de toute autre action sur un appel téléphonique en cours. Quatre (4) versions sont disponibles :

  La version opérationnelle, dénommée SGW-IR-74, ainsi que la dernière version produite,

dénommée SGW-IR-75, dédiée au système d'exploitation SUN Solaris,
  La version opérationnelle dédiée au système d'exploitation Linux.
  La version fournissant la fonction spécifique prénommée " Peer to Peer " pour le système

d'exploitation SUN Solaris.

MICROPROGRAMMES DES MEDIAHUB 4 (MH4) ET MEDIAHUB 1 (MH1)

  Microprogramme opérationnel, désigné sous la référence ATS-GM-27 et ATS-GM-32, ainsi que la dernière version produite, désignée sous la référence ATS-GM- 35 supportant le protocole MGCP ayant pour fonction le contrôle de l'équipement dénommé le MediaHub quatre (4) ports (MH4).
  L'application dénommée " Boot Loader " dans sa version opérationnelle, ainsi que la dernière version produite, pour le MediaHub quatre (4) ports (MH4).
  Dernière version produite du microprogramme opérationnel supportant le protocole MGCP pour le

MediaHub un (1) port (MH1)
  La version dites " NAT traversal enabled " du microprogramme supportant le protocole MGCP pour le MediaHub un (1) port (MH1)
  Version finale du microprogramme supportant le protocole SIP pour le MediaHub un (1) port (MH1)
  La version opérationnelle, ainsi que la dernière version produite, de l'application dénommée " Boot Loader " pour le MediaHub un (1) port (MH1).

OUTILS LIES A L'EXPLOITATION DE LA TECHNOLOGIE INTRASWITCH

  L'outil d'installation et de mise à jour du produit dénommé install.sh.
  Outils d'investigation dénommé filter.pl et toau.pl
  Outils de traitement des " Call Data Record ", dénommé cdr-stat.pl et cdr-filter.pl